Inflation Hedges Strategy Fund

(the “Fund”)

Class A Shares (Symbol: INHAX)

Class C Shares (Symbol: INHCX)

Class I Shares (Symbol: INHIX)

Class R Shares (Symbol: INHRX)

Supplement dated February 2, 2015

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated July 8, 2014, as supplemented

The following supplements information contained in the Fund’s current Prospectus and SAI.

The Fund’s Adviser, North Peak Asset Management LLC (the “Adviser”) and Wellington Management Company, LLP (“Wellington”) have mutually determined to terminate the investment sub-advisory agreement between the Adviser and Wellington (the “Wellington Sub-Advisory Agreement”), on behalf of the Fund, effective March 31, 2015. However, because the current term of the Wellington Sub-Advisory Agreement is due to expire on February 12, 2015 unless renewed and because Wellington had not been allocated and did not manage any assets of the Fund, the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) choose not to extend the Wellington Sub-Advisory Agreement beyond its current term at a meeting of the Board held on January 20-21, 2015.

Accordingly, effective February 12, 2015, all references to Wellington in the Fund’s Prospectus and SAI are hereby removed.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 8, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7538.